SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 9, 2001

                        Waste Systems International, Inc.
             (Exact name of Registrant as specified in its charter)

         Delaware                        0-25998                 95-420366
(State or other jurisdiction         (Commission File         (I.R.S. Employer
      of incorporation)                    Number)           Identification No.)

                          420 Bedford Street, Suite 300
                               Lexington, MA 02420
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:
                                 (781) 862-3000
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      ITEM 5. OTHER EVENTS.

      On February 9, 2001, Waste Systems International, Inc. (the "Company") received a Nasdaq Staff Determination that the Company's securities would be delisted from the Nasdaq Stock Market at the opening of business on February 20, 2001. A copy of the press release issued by the Company on February 15, 2001 regarding the Nasdaq Staff Determination is attached hereto as Exhibit 99.1.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

99.1  Press Release of the Company dated February 15, 2001


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WASTE SYSTEMS INTERNATIONAL, INC.


Date: February 15, 2001         By: ______________________________________
                                      James L. Elitzak
                                      Vice President and Chief Financial Officer


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

                                 EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

99.1               Press Release of the Company dated February 15, 2001


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